Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  December 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-7

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

      Class 7-A1....$        16.82586901     Class 7-A11....$   0.00000000
      Class 7-A2....$        16.82586973     Class 7-A12....$   0.00000000
      Class 7-A3....$        16.82588028     Class 7-PO.....$   0.93396128
      Class 7-A4....$        11.38648513     Class 7-M......$   0.68614704
      Class 7-A5....$        10.59681563     Class 7-B1.....$   0.68614799
      Class 7-A6....$         0.00000000     Class 7-B2.....$   0.68614907
      Class 7-A7....$        10.42404306     Class 7-B3.....$   0.68614513
      Class 7-A8....$         0.00000000     Class 7-B4.....$   0.68614631
      Class 7-A9....$         0.00000000     Class 7-B5.....$   0.68615209
      Class 7-A10...$         0.00000000     Class 7-R......$   0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

      Class 7-A1....$        15.84167261     Class 7-A8....$    0.00000000
      Class 7-A2....$        15.84167329     Class 7-A9....$    0.00000000
      Class 7-A3....$        15.84168322     Class 7-10....$    0.00000000
      Class 7-A4....$        10.72045489     Class 7-11....$    0.00000000
      Class 7-A5....$         9.97697556     Class 7-12....$    0.00000000
      Class 7-A6....$         0.00000000     Class 7-PO....$    0.87933104
      Class 7-A7....$         9.81430899     Class 7-M.....$    0.00000000

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      Class 7-B1....$         0.00000000     Class 7-B4....$    0.00000000
      Class 7-B2....$         0.00000000     Class 7-B5....$    0.00000000
      Class 7-B3....$         0.00000000     Class 7-R.....$    0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

      Class 7-A1....$         6.83632367     Class 7-M.....$    6.23331104
      Class 7-A2....$         5.46905819     Class 7-B1....$    6.23331104
      Class 7-A3....$         5.43108306     Class 7-B2....$    6.23331223
      Class 7-A4....$         5.58194201     Class 7-B3....$    6.23331104
      Class 7-A5....$         6.29513011     Class 7-B4....$    6.23331411
      Class 7-A6....$         5.93749977     Class 7-B5....$    6.23330337
      Class 7-A7....$         5.99342105     Class 7-R.....$    0.00000000
      Class 7-A8....$         6.25000000     Class 7-S.....$    0.34040183
      Class 7-A9....$         0.00000000
      Class 7-A10...$         6.66666700
      Class 7-A11...$         6.25000000
      Class 7-A12...$         6.04166650

     iv)  Accrual Amount:

          Class 7-A9...........         $     43,572.50

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.......$      0.19994610

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:.........$  326,941,507.37

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:...................            1,162

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date: Class Certificate Single Principal Balance Certificate Balance

                            Class Certificate               Single
                            Principal Balance          Certificate Balance
                            -----------------          -------------------
          Class 7-A1....$        28,220,888.49     $                 894.68
          Class 7-A2....$         5,076,615.78     $                 894.68
          Class 7-A3....$       134,174,856.58     $                 894.68
          Class 7-A4....$        15,574,423.45     $                 928.73
          Class 7-A5....$        33,008,830.07     $                 933.67

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          Class 7-A6....$        12,029,747.00     $               1,000.00
          Class 7-A7....$         3,964,827.09     $                 948.52
          Class 7-A8....$         2,760,000.00     $               1,000.00
          Class 7-A9....$         7,015,172.91     $               1,031.64
          Class 7-A10...$        10,000,000.00     $               1,000.00
          Class 7-A11...$        40,000,000.00     $               1,000.00
          Class 7-A12...$        20,000,000.00     $               1,000.00
          Class 7-PO....$           280,626.31     $                 995.19
          Class 7-M.....$         5,236,065.51     $                 996.64
          Class 7-B1....$         3,490,710.33     $                 996.64
          Class 7-B2....$         2,618,032.26     $                 996.64
          Class 7-B3....$         1,745,355.17     $                 996.64
          Class 7-B4....$           523,605.65     $                 996.64
          Class 7-B5....$         1,221,750.77     $                 996.64
          Class 7-S.....$       313,678,631.53     $                 931.02
          Class 7-R.....$                 0.00     $                   0.00


     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...........................................$         0.00
          unpaid principal balance.............................$         0.00
          number of related mortgage loans.....................             0

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                      Number          11    Principal Balance $  2,775,661.48
               (2)  60-89 days
                      Number           0    Principal Balance $          0.00
               (3)  90 days or more
                      Number           0    Principal Balance $          0.00

          (b)  in foreclosure
                      Number           1    Principal Balance $    112,379.80

     x) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): .......................$          0.00

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     xi)  The Senior Percentage for such Distribution Date: .....    95.506600%

          The Junior Percentage for such Distribution Date: .....     4.493400%

     xii) The Senior Prepayment Percentage for such Distribution
          Date: .................................................   100.000000%

          The Junior Prepayment Percentage for such Distribution
          Date: .................................................     0.000000%